U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                                 Date of Report
                       (Date of earliest event reported):


                               September 12, 2002

                                Toys "R" Us, Inc.
                                -----------------
                 (Exact name of registrant as specified in its Charter)



         Delaware                     1-11609                     22-3260693
(State or other jurisdiction     (Commission File           (IRS Employer
 of incorporation)                Number)                    Identification No.)



  461 From Road            Paramus, New Jersey                   07652
 (Address of principal executive offices)                      (Zip Code)


     Registrant's telephone number, including area code: (201) 262-7800







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Item 7(c) - Exhibits. The following exhibits are included in this 8-K:


Exhibit 99.1 -       Certificate of Chief Executive Officer,
                     John H. Eyler, Jr., pursuant to Commission Order No. 4-460.

Exhibit 99.1 -       Certificate of Executive Vice President -
                     Chief Financial Officer, Louis Lipschitz, pursuant to Commission Order No. 4-460.


Item 9 - Regulation FD Disclosure.

On September 12, 2002, John H. Eyler, Jr., Chief Executive Officer and
Louis Lipschitz, Executive Vice President - Chief Financial Officer, each officers of Toys "R" Us, Inc. (the "Company") submitted to the Securities and Exchange Commission sworn statements pursuant to Commission Order No. 4-460. These statements are filed as exhibits to this Form 8-K.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 12, 2002



                                         By:  /s/ Louis Lipschitz
                                        --------------------------



                                         Name:    Louis Lipschitz
                                         Title:   Executive Vice President -
                                                    Chief Financial Officer







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                                      EXHIBIT INDEX

Exhibit 99.1 -      Certificate of Chief Executive Officer, John H. Eyler, Jr.,
                    pursuant Commission Order No. 4-460.

Exhibit 99.1 -      Certificate of Executive Vice President -
                    Chief Financial Officer, Louis Lipschitz, pursuant to Commission Order No. 4-460.